                                                                  EXHIBIT 10.1

                              EXCHANGE AGREEMENT

         THIS EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of September 26, 1997 by and among Huntsman Corporation, a Utah corporation (the "Company"), Jon M. Huntsman ("Huntsman") and Richard P. Durham and Elizabeth A. Whitsett, as Successor Trustees (the "Trustees") of The Christena Karen H. Durham Trust (the "Trust").

                                   Recitals

         A. The Company owns all of the issued and outstanding shares of the capital stock of Huntsman Packaging Corporation, a Utah corporation ("Packaging").

         B. Packaging will amend its Articles of Incorporation to provide for two classes of stock, Class A Common Stock ("Packaging A Stock") and Class B stock ("Packaging B Stock") and Class B Common Stock ("Packaging B Stock"), and the issued shares of the capital stock of Packaging will be reclassified as 995,001 shares of Packaging A Stock and 4,999 shares of Packaging B Stock
(the "Packaging Recapitalization").

         C. Huntsman is the record and beneficial owner of 14,172,343 shares of the Common Stock of the Company ("Company Common Stock").

         D. The Trustees are the record owners, and the Trust is the beneficial owner, of 561,021 shares of Company Common Stock.

         E. The shareholders of the Company desire that, following the Packaging Recapitalization, the Company shall distribute all of the issued Packaging A Stock and Packaging B Stock (collectively, the "Packaging Shares") to Huntsman and the Trustees, for the benefit of the Trust, (collectively, the "Shareholders") in exchange for (i) 1,041,896 shares of Company Common Stock owned by Huntsman and (ii) all 561,021 of the shares of Company Common Stock owned by the Trustees for the benefit of the Trust (collectively, the "Exchange Shares") in a tax-free transaction under Section 355 of the Internal Revenue Code of 1986, as amended (the "Code").

         F. This Agreement sets forth the terms and conditions upon which the exchange of the Packaging Shares for the Exchange Shares (the "Exchange") shall occur.

                                   Agreement

         NOW, THEREFORE, intending to be legally bound by this Agreement, the Company and the Shareholders (collectively, the "Parties") agree as follows:

         1. Packaging Recapitalization. On or before September 29, 1997, the Company shall cause Packaging to complete the Packaging Recapitalization.

         2. Exchange. At the Closing (as defined below), upon the terms and subject to the conditions of this Agreement, (a) the Company shall distribute, assign, transfer and deliver all of the Packaging Shares to the Shareholders, and the Shareholders shall receive, acquire and accept all of the Packaging Shares from the Company as set forth in paragraph 5 below, and (b) the Shareholders shall assign, transfer and deliver all of the Exchange Shares to the Company, and the Company shall receive, acquire, accept and redeem all of the Exchange Shares from the Shareholders.

         3. Closing. The Exchange shall close (the "Closing") at the offices of the Company (a) within thirty (30) days after the completion of the Packaging Recapitalization, or (b) at such other time or place as the Parties may agree.

         4. Closing Obligations. At the Closing, the following shall occur:

         (a) The Shareholders shall deliver the certificates representing the Exchange Shares, duly endorsed for redemption by the Company.

         (b) The Company shall deliver the certificates representing the Packaging Shares, duly endorsed for cancellation, to Packaging with instructions to Packaging to issue certificates for the Packaging Shares to the Shareholders in accordance with paragraph 5 below.

         5. Ownership of Packaging Shares. Immediately after the Closing,

          (a) Huntsman shall own 650,000 shares of Packaging A Stock, and

          (b) the Trustees shall own 345,001 shares of Packaging A Stock and 4,999 shares of Packaging B Stock.

         6. Cancellation of Exchange Shares. Immediately after the Closing, the Exchange Shares shall be canceled by the Company and shall be authorized and unissued shares of Company Common Stock.

         7. Acceptance of Consideration. The Company accepts, and hereby agrees that, the receipt by it of the Exchange Shares, as provided for in this Agreement, constitutes payment in full and is the sole consideration for the distribution, assignment, transfer and delivery of the Packaging Shares by the Company to the Shareholders. The Shareholders accept, and hereby agree that, the receipt by them of the Packaging Shares, as provided for in this Agreement, constitutes payment in full and is the sole consideration for the assignment, transfer and delivery of the Exchange Shares by the Shareholders to the Company.

         8. Representations and Warranties of the Company. As of the Closing, the Company hereby represents and warrants to the Shareholders as follows:

          (a) Packaging is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah.

          (b) All of the Packaging Shares are directly owned, beneficially and of record, by the Company.

          (c) The Company has the right, without obtaining the consent of any other person or governmental authority, to distribute, assign, transfer and deliver the Packaging Shares to the Shareholders in accordance with this Agreement.

          (d) Each of the Packaging Shares is validly issued, fully paid and nonassessable.

          (e) There are no obligations, agreements, contracts, subscriptions, options, warrants, rights, convertible or exchangeable securities, calls, pledges, hypothecations, loans, security interests, notes, trust deeds, mortgages, liens, charges, claims, judgments, limitations, restrictions, commitments or other encumbrances (collectively, "Encumbrances") created by the Company on or with respect to any of the Packaging Shares. None of Packaging Shares was issued in violation of the preemptive rights of any person. There are no voting trusts or other agreements, arrangements or understandings with respect to the voting of the Packaging Shares.

         9. Representations and Warranties of the Shareholders. As of the Closing, each Shareholder, solely with respect to the Exchange Shares owned by such Shareholder, hereby represents and warrants to the Company as follows:

          (a) The Exchange Shares are directly owned by the Shareholder.

          (b) The Shareholder has the right, without obtaining the consent of any other person or governmental authority, to assign, transfer and deliver the Exchange Shares to the Company in accordance with this Agreement.

          (c) There are no Encumbrances created by the Shareholder on or with respect to the Exchange Shares. The Shareholder has not created or otherwise established any voting trusts or other agreements, arrangements or understandings with respect to the voting of the Exchange Shares.

         10. Tax Consequences. The Parties intend that the Exchange shall qualify as a nontaxable transaction under Section 355 of the Code. This Agreement shall be strictly interpreted to assure such qualification.

         11. General Provisions. The Parties further agree as follows:

          (a) All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors, assigns, heirs and legal representatives.

          (b) This Agreement supersedes all prior agreements and/or understandings of the Parties on the subject matter hereof. Any prior negotiations, correspondence, agreements, proposals, understandings or discussions relating to the subject matter of this Agreement shall be deemed to be merged into this Agreement and, to the extent inconsistent with this Agreement, such negotiations, correspondence, agreements, proposals, understandings or discussions shall be deemed to be of no force or effect.

          (c) There are no representations, warranties or agreements, whether express or implied, oral or written, with respect to the subject matter of this Agreement except as expressly set forth in this Agreement.

          (d) This Agreement may not be modified by any oral agreement, either express or implied, and all modifications hereto shall be in a written document, signed by the Parties.

          (e) Paragraph headings in this Agreement are for the purpose of convenience only and shall not limit or otherwise affect any of the terms hereof.

          (f) Should any Party default in or be in breach of any of the covenants or agreements contained in this Agreement, or in the event a dispute shall arise as to the meaning of any term of this Agreement, the breaching or defaulting Party, or the non-prevailing Party, as the case may be, shall pay all costs and expenses, including reasonable attorneys' fees, that may arise or accrue from enforcing this Agreement, securing an interpretation of any provision of this Agreement, or in pursuing any remedy provided by applicable law, whether such remedy is pursued or interpretation is sought by the filing of a lawsuit, an appeal, and/or otherwise.

          (g) Whenever the context requires, the singular shall include the plural, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include all other genders.

         (h) The Parties shall pay all their own costs and expenses (including attorneys' fees and accountants' fees) incurred or to be incurred by them in negotiating and preparing this Agreement and in carrying out the transactions contemplated by this Agreement.

         (i) None of the rights, duties, or obligations under this Agreement of any Party may be assigned, delegated, or transferred expressly by operation of law (including, but not limited to, a merger or consolidation), or otherwise, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld or delayed.

                           (Signature Page Follows)

         IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement on the day and year first above written.

             The Company:           Huntsman Corporation, a Utah
                                    corporation



                                    ------------------------------------------
                                    Peter R. Huntsman
                                    President and Chief Operating
                                    Officer


Attest:


/s/ Robert B. Lence
---------------------------------
Robert B. Lence
Secretary



             The Shareholders:


                                    /s/ Jon M. Huntsman
                                    ------------------------------------------
                                    Jon M. Huntsman






                                    ------------------------------------------
                                    Richard P. Durham
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust




                                    /s/ Elizabeth A. Whitsett
                                    ------------------------------------------
                                    Elizabeth A. Whitsett
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust

         IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement on the day and year first above written.

             The Company:           Huntsman Corporation, a Utah
                                    corporation




                                    /s/ Peter R. Huntsman
                                    ------------------------------------------
                                    Peter R. Huntsman
                                    President and Chief Operating
                                    Officer


Attest:


/s/ Robert B. Lence
---------------------------------
Robert B. Lence
Secretary



             The Shareholders:



                                    ------------------------------------------
                                    Jon M. Huntsman






                                    ------------------------------------------
                                    Richard P. Durham
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust




                                    /s/ Elizabeth A. Whitsett
                                    ------------------------------------------
                                    Elizabeth A. Whitsett
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust

         IN WITNESS WHEREOF, the Company and the Shareholders have executed this Agreement on the day and year first above written.

             The Company:           Huntsman Corporation, a Utah
                                    corporation



                                    ------------------------------------------
                                    Peter R. Huntsman
                                    President and Chief Operating
                                    Officer


Attest:


/s/ Robert B. Lence
---------------------------------
Robert B. Lence
Secretary



             The Shareholders:


                                    /s/ Jon M. Huntsman
                                    ------------------------------------------
                                    Jon M. Huntsman





                                    /s/ Richard P. Durham
                                    ------------------------------------------
                                    Richard P. Durham
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust




                                    /s/ Elizabeth A. Whitsett
                                    ------------------------------------------
                                    Elizabeth A. Whitsett
                                    Successor Trustee of
                                    The Christena Karen H. Durham
                                    Trust

                                       6